Dear Shareholder:
--------------------------------------------------------------------------------
    During 1995 silver bullion prices showed a modest gain of 4.9%, slightly greater than the 1.0% price gain for gold bullion. This modest gain over the course of the year, however, masks a dramatic 42% price gain from early March to early May and another significant move in August as the market began to anticipate the strong fundamentals underlying the silver market.

    We are pleased that during the course of 1995, Lexington Strategic Silver Fund produced a total return of 12.37%* compared with a return of 1.68% shown by the average of the 47 gold funds monitored by Lipper Analytical Services, Inc. Helping the Fund's performance, in addition to the better performance of silver versus gold bullion, was a significant investment in Mexican mining shares which benefited from that country's devaluation because the companies' revenues reflect world commodity prices while their costs are denominated in the country's devaluated currency. In addition, not being exposed to the disappointing South African resource shares also helped.

    The fundamental outlook for silver bullion prices continues to be good. A decline in prices from over $40 an ounce in 1980 to under $4 an ounce in 1993 had its effect on production. Primary silver production plummeted from a high of
114.9 million ounces in 1989 to 66.6 million ounces in 1994 as silver mining became unprofitable. Meanwhile, by-product silver production from zinc, lead, copper and gold mines showed only a modest gain from 243.6 million ounces to
257.3 million ounces in 1994. On the other hand, industrial demand was stimulated by the lower prices and began an inexorable rise from 356.4 million troy ounces in 1983 to 665.4 in 1994 thereby creating an ever-growing deficit beginning in 1990 and drawing down the surplus holdings of silver that had built up during the 1980s. It is believed that these surplus holdings have now been substantially drawn down. Future growth in production will be dampened on the one hand by lack of primary silver exploration and on the other by only modest growth in production of those metals that have silver as a by-product. However, industrial demand, especially in the Far East, should show continued growth. It is, therefore, expected that the substantial deficits will remain for some time with positive implications for silver bullion prices.

    Primary silver producers are hard to find since low prices have made this business unprofitable. By-product silver producers, on the other hand, do not provide a pure participation in higher silver prices. We have, therefore, increased the Fund's sensitivity to silver prices by having a significant holding of silver bullion. This significant holding of silver bullion has allowed further silver sensitivity by allowing a greater concentration of silver producers among the remaining shares we own. This should allow the Fund to participate even more fully in higher silver prices.

    We appreciate your continued support and would welcome the opportunity to discuss any questions you may have about your investment.

                               Sincerely,




Robert W. Radsch                        Robert M. DeMichele
Portfolio Manager                       President
February, 1996                          February, 1996





*5.82% and 11.05% are the one year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended December 31, 1995. Prior to January, 1992 the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance.

Lexington Strategic Silver Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (unaudited)


  Number of                                                                                               Value
   Shares                                  Security                                                     (Note 1)
--------------------------------------------------------------------------------------------------------------------

                  SILVER BULLION: 18.9%
                  2,215,210 fine ounces2
                    (Cost $12,037,514) .............................................................   $11,408,331
                                                                                                       -----------

                  COMMON STOCKS: 76.3%
                  AUSTRALIA: 5.6%
1,650,000         Aurora Gold, Ltd.2 ...............................................................     2,058,210
1,100,000         Pasminco, Ltd.2 ..................................................................     1,347,637
                                                                                                       -----------
                                                                                                         3,405,847
                                                                                                       -----------
                  MEXICO: 17.9%
  651,056         Corporacion Industrial San Luis S.A. .............................................     3,348,530
  734,016         Grupo Mexico S.A. de C.V. ........................................................     3,125,303
1,045,000         Industras Penoles S.A. ...........................................................     4,326,952
                                                                                                       -----------
                                                                                                        10,800,785
                                                                                                       -----------
                  NORTH AMERICA: 51.7%
  100,000         Adrian Resources, Ltd.2 ..........................................................       366,703
   97,100         Agnico-Eagle Mines, Ltd. .........................................................     1,219,536
   42,800         ASARCO, Inc. .....................................................................     1,369,600
   49,420         Barrick Gold Corporation .........................................................     1,303,453
  125,000         Battle Mountain Gold Company .....................................................     1,046,875
  149,100         Cambior, Inc. ....................................................................     1,626,595
  335,000         Campbell Resources, Inc. .........................................................       324,312
  140,000         Carson Gold Corporation ..........................................................       148,882
  175,000         Carson Gold Corporation (Warrants)2 ..............................................         1,750
   73,100         Coeur D'Alene Mines Corporation ..................................................     1,251,838
  328,000         Dayton Mining Corporation2 .......................................................     1,383,205
   50,000         Eldorado Corporation, Ltd.2 ......................................................       155,849
   28,500         Euro Nevada Mining Corporation, Ltd. .............................................     1,039,879
   50,000         Falconbridge, Ltd. ...............................................................     1,063,440
   17,500         Franco Nevada Mining Corporation, Ltd. ...........................................     1,023,561
   99,000         Freeport McMoran Copper & Gold (Preferred shares) ................................     2,091,375
   34,700         Golden Knight Resources, Inc. ....................................................       200,413
  135,000         Golden Star Resources, Ltd. ......................................................       691,875
   30,000         Golden Star Resources, Ltd.1 .....................................................       153,750
   30,000         Golden Star Resources, Ltd. (Warrants)1,2 ........................................           300
   84,400         Hecla Mining Company .............................................................       580,250
  205,000         International Gold Resources Corporation .........................................       541,254
  188,000         Kinross Gold Corporation .........................................................     1,464,980
  242,000         MIM Holdings, Ltd. (ADR) .........................................................       667,920
   29,281         Newmont Mining Corporation .......................................................     1,324,965


Lexington Strategic Silver Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (unaudited) (continued)



  Number of                                                                                               Value
   Shares                                  Security                                                     (Note 1)
--------------------------------------------------------------------------------------------------------------------

                  NORTH AMERICA: 51.7% (continued)
    60,000        Pan American Minerals Corporation2................................................    $  407,041
   190,000        Pan American Minerals Corporation (Special Warrants)1,2 ..........................     1,288,962
    90,000        Pegasus Gold, Inc. ...............................................................     1,248,750
    30,000        Placer Dome, Inc. ................................................................       723,750
   310,000        Prime Resource Group, Inc. .......................................................     2,131,463
    59,900        Romarco Minerals, Inc.2 ..........................................................        83,469
   350,000        Santa Elina Gold Corporation2 ....................................................       397,873
   150,000        Silver Standard Resources, Inc. (Special Warrants)1,2 ............................       618,812
    50,000        Teck Corporation "B" .............................................................       976,348
   350,000        Tiomin Resources, Inc. (Special Warrants)1,2 .....................................       564,722
   250,000        TVX Gold, Inc. ...................................................................     1,781,250
                                                                                                       -----------
                                                                                                        31,265,000
                                                                                                       -----------
                  PERU: 1.1%
   101,473        Cia De Minas Buenaventura "C" ....................................................       655,943
                                                                                                       -----------
                  TOTAL COMMON STOCKS
                    (Cost $41,551,185) .............................................................    46,127,575
                                                                                                       -----------
                  SHORT-TERM INVESTMENTS: 5.9%
$3,600,000        Federal Home Loan Mortgage Corporation 5.50%, due 1/02/96 (Cost $3,599,450) ......     3,599,450
                                                                                                       -----------
                  TOTAL INVESTMENTS: 101.1%
                    (Cost $57,188,149+) (Note 1) ...................................................    61,135,356
                  Liabilities in excess of other assets: (1.1%) ....................................      (647,900)
                                                                                                       -----------

                  TOTAL NET ASSETS: 100.0%
                    (equivalent to $4.18 per share on 14,474,717 shares outstanding) ...............   $60,487,456
                                                                                                       ===========

Notes to Statement of Net Assets
1The following securities were purchased under Rule 144A of the securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.



                                                                        Average                   Percentage
                                                         Acquisition Cost Per Share/  Market        of Net
                       Issuer                               Date     Principal Unit    Value         Assets
--------------------------------------------------------------------------------------------------------------
Golden Star Resources, Ltd. .............................  03/20/95       6.125       1,153,750       0.25%
Golden Star Resources, Ltd. (Warrants) ..................  03/20/95       0.000       1,153,300       0.00%
Pan American Minerals Corporation (Special Warrants) ....  07/17/95       5.216       1,288,962       2.13%
Silver Standard Resources, Inc. (Special Warrants) ......  09/06/95       2.981       1,618,812       1.02%
Tiomin Resources, Inc. (Special Warrants) ...............  09/28/95       1.453       1,564,722       0.93%
                                                                                     ----------       -----
                                                                                     $2,626,546       4.33%
                                                                                     ==========       =====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase, but, pursuant to state regulations the Fund's investment in such securities is effectively limited to 10%.
2Non-income producing securities.
ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.

    The Notes to Financial Statements are an integral part of this statement.

Lexington Strategic Silver Fund, Inc.
Statement of Assets and Liabilities
December 31, 1995 (unaudited)


Assets

Investments, at value (cost $57,188,149) (Note 1) .......................................    $61,135,356
Cash ....................................................................................          6,373
Receivable for shares sold ..............................................................        100,429
Interest receivable .....................................................................            295
Deferred reorganization expenses, net (Note 1) ..........................................         13,049
                                                                                             -----------
        Total Assets ....................................................................     61,255,502
                                                                                             -----------


Liabilities

Due to Lexington Management Corporation (Note 2) ........................................         42,953
Payable for shares redeemed .............................................................        540,562
Payable for investment securities purchased .............................................         81,290
Accrued expenses ........................................................................        103,241
                                                                                             -----------
        Total Liabilities ...............................................................        768,046
                                                                                             -----------

Net Assets (equivalent to $4.18 per share on 14,474,717 shares outstanding) (Note 3) ....    $60,487,456
                                                                                             ===========

Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares, $.001 par value per share ................     $   14,475
Additional paid-in capital ..............................................................     66,372,087
Accumulated deficit .....................................................................       (346,843)
Accumulated net realized loss on investments ............................................     (9,499,470)
Net unrealized appreciation of investments ..............................................      3,947,207
                                                                                             -----------
                                                                                             $60,487,456
                                                                                             ===========

Net Asset Value, redemption price per share .............................................          $4.18
                                                                                                   =====

Offering price per share (100/94.25 of $4.18 adjusted to nearest cent) ..................          $4.44
                                                                                                   =====



    The Notes to Financial Statements are an integral part of this statement.

Left Col.

Lexington Strategic Silver Fund, Inc.
Statement of Operations
Six months ended December 31, 1995 (unaudited)

Investment Income
  Income
  Dividends ..............................  $129,269
  Interest ...............................    99,220
                                            --------
                                             228,489
  Less: foreign tax expense ..............     6,728
                                            --------
    Total investment income ..............               $  221,761

Expenses
  Investment advisory fees
    (Note 2) .............................   285,562
  Accounting and shareholder
    services expenses (Note 2) ...........    52,172
  Custodian and transfer agent
    expenses .............................   121,605
  Printing and mailing ...................    33,498
  Directors' fees and expenses ...........     6,387
  Audit and legal ........................    13,469
  Registration fees ......................    20,672
  Computer processing fees ...............     8,211
  Amortization of deferred
    reorganization expenses
    (Note 1) .............................     6,577
  Other expenses .........................    20,451
                                            --------
    Total expenses .......................                  568,604
                                                         ----------
      Net investment loss ................                 (346,843)

Realized and Unrealized Gain (loss)
  on Investments (Note 4)
  Net realized gain (loss) on:
    Investments .......................... 3,588,089
    Foreign currency
      transactions .......................    (1,003)
                                            --------
        Net realized gain ................                3,587,086
  Net change in unrealized
    depreciation on
    Investments ..........................                 (586,830)
                                                         ----------
      Net realized and
        unrealized gain ..................                3,000,256
                                                         ----------
Increase in Net Assets Resulting
  from Operations ........................               $2,653,413
                                                         ==========



Right Col.

Lexington Strategic Silver Fund, Inc.
Statements of Changes in Net Assets



                                              Six months
                                                ended                Year
                                              December 31,          ended
                                                 1995              June 30,
                                              (unaudited)            1995
                                              -----------         -----------

Net investment loss .......................  $  (346,843)        $  (448,539)
Net realized gain (loss) from
  security transactions ...................    3,587,086          (1,327,359)
Increase (decrease) in unrealized
  appreciation (depreciation)
   of investments .........................     (586,830)          2,439,414
                                             -----------         -----------
    Net increase in net assets
      resulting from operations ...........    2,653,413             663,516
Increase (decrease) in net assets
  from capital share
  transactions (Note 3) ...................   (7,683,068)         15,354,704
                                             -----------         -----------
      Net increase (decrease) in
        net assets ........................   (5,029,655)         16,018,220

Net Assets
  Beginning of period .....................   65,517,111          49,498,891
                                             -----------         -----------
  End of period ...........................  $60,487,456         $65,517,111
                                             ===========         ===========


  The Notes to Financial Statements are an integral part of these statements.

Lexington Strategic Silver Fund, Inc.
Notes to Financial Statements
December 31, 1995 (unaudited) and June 30, 1995



1.  Significant Accounting Policies

Lexington Strategic Silver Fund, Inc. (the "Fund") is an open end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total-return from long-term growth of capital and income principally by investing in a portfolio at least 80% of which will be invested in the securities of established silver-related companies throughout the world. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a national securities exchange are valued at the closing price or, in the absence of a recorded sale, at the mean between the last reported bid and asked price. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last reported bid and asked price. Short-term securities are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations. There were no foreign currency exchange contracts outstanding at December 31, 1995.


    Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of June 30, 1995, book and tax basis differences amounting to $448,413 have been reclassified from undistributed net investment income to additional paid-in capital. In addition, foreign exchange gains of $126 were reclassified from accumulated net realized losses to undistributed net investment income.


    Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

Lexington Strategic Silver Fund, Inc.
Notes to Financial Statements
December 31, 1995 (unaudited) and June 30, 1995 (continued)

1.  Significant Accounting Policies (continued)

    Deferred Reorganization Expenses Reorganization expenses aggregating $65,512 have been deferred and are being amortized on a straight line basis over five years.


2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1% of the Fund's average daily net assets up to $30 million and at an annual rate of .75% thereafter. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the six months ended December 31, 1995. The investment advisory fee is set forth in the accompanying statement of operations.


The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.


3.  Capital Stock

Transactions in capital stock were as follows:


                                   Six months ended
                                   December 31, 1995                       Year ended
                                      (unaudited)                        June 30, 1995
                               -----------------------------      -----------------------------
                                 Shares           Amount             Shares           Amount
                               -----------      ------------       ------------     -----------

Shares sold .................   5,618,734       $23,987,025         17,944,367      $70,752,502
Shares redeemed .............  (7,534,590)      (31,670,093)       (14,196,839)     (55,397,798)
                               -----------      ------------       ------------     -----------
  Net increase (decrease) ...  (1,915,856)      $23,987,025)         3,747,528      $15,354,704
                               ===========      ============       ============     ===========



4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the six months ended December 31, 1995, excluding short-term securities, were $6,577,212 and $14,500,882, respectively.

At December 31, 1995, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,033,480 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $5,086,273.


5.  Investment and Concentration Risks

The Fund makes significant investments in foreign securities and has an investment objective of investing in securities of companies engaged in the exploration, mining, processing, fabrication and distribution of silver. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws.

Lexington Strategic Silver Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:


                                                     Six months
                                                        ended
                                                     December 31,             Year ended June 30,
                                                         1995         ----------------------------------
                                                      (unaudited)     1995     1994      1993      1992
                                                      ----------      ----     ----      ----      ----

Net asset value, beginning of period ...............     $4.00        $3.92     $3.52     $2.78     $3.64
                                                         -----        -----     -----     -----     -----
Income (loss) from investment operations:
  Net investment loss ..............................      (.02)       (.03)      (.02)     (.04)     (.09)
  Net realized and unrealized gain (loss)
    on investments .................................       .20         .11        .42       .78      (.77)
Total income (loss) from investment operations .....       .18         .08        .40       .74      (.86)
                                                         -----        -----     -----     -----     -----
Net asset value, end of period .....................     $4.18       $4.00      $3.92     $3.52     $2.78
                                                         =====       =====      =====     =====     =====
Total return** .....................................     9.24%*      2.04%     11.36%    26.62%   (23.63%)
Ratios to average net assets:
  Expenses, before reimbursement ...................     1.72%*      1.82%      1.84%     3.48%     2.70%
  Expenses, net of reimbursement ...................     1.72%*      1.82%      1.84%     2.60%     2.50%
  Net investment loss, before reimbursement ........    (1.05%*      (.83%)     (.82%)   (2.48%)   (2.15%)
  Net investment loss, including reimbursement .....   (1.05%)*      (.83%)     (.82%)   (1.60%)   (1.95%)

Portfolio turnover .................................    21.31%*     44.22%      5.28%    18.58%    45.20%
Net assets at end of period (000's omitted) ........   $60,487     $65,517    $49,499   $15,032   $10,687

 *Annualized.
**Sales load is not reflected in total return.

(Left Column)

Lexington Strategic Silver Fund, Inc.

Investment Adviser
--------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




    ------------------------------------------
     All shareholder requests for services of any kind should be sent to:

     Transfer Agent
    ------------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri 64105

     Or call toll free:
     Service and Sales: 1-800-526-0056
     24 Hour Account Information:
     1-800-526-0052
    ------------------------------------------





This report has been prepared for the information of the shareholders of Lexington Strategic Silver Fund, Inc.
and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


(Right Column)


 L E X I N G T O N


---------------------
    LEXINGTON
    STRATEGIC
     SILVER
    FUND, INC.

  (filled box)

  Seeks long-term
 growth of capital
 through investment
in established silver
 related companies.

  (filled box)

 SEMI-ANNUAL REPORT
 DECEMBER 31, 1995

---------------------